================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ---------------
                                  FORM 8-K/A


                                AMENDMENT NO. 1
                               TO CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 28, 1998



                         GENESIS HEALTH VENTURES, INC.
            (Exact name of Registrant as specified in its charter)




Pennsylvania                             1-11666                      06-1132947
(State or other jurisdiction     (Commission file number)       (I.R.S. Employer
of incorporation or                                              Identification
organization)                                                            Number)



                             101 East State Street
                      Kennett Square, Pennsylvania 19348
         (Address, including zip code, of Principal Executive Offices)




      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 444-6350

================================================================================

Item 7 is hereby amended as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial statements of businesses acquired.

               Vitalink Pharmacy Services, Inc. and Subsidiaries

                    Independent Auditors' Report*

                    Consolidated Balance Sheets as of May 31, 1998*

                    Consolidated Statements of Operations for the years ended May 31, 1997 and 1998*

                    Consolidated Statements of Shareholders' Equity for the years ended May 31, 1997 and 1998*

                    Consolidated Statements of Cash Flows for the years ended May 31, 1997 and 1998*

                    Notes to Consolidated Financial Statements*

         (b)   Pro forma financial information:


           UNAUDITED PRO FORMA FINANCIAL INFORMATION FOR THE COMBINED
                         COMPANY AND OTHER ACQUISITIONS

The following unaudited pro forma financial information for the combined company and other acquisitions gives effect to (i) the Merger, which was accounted for using the purchase method of accounting, (ii) Genesis's purchase on October 9, 1997 of an approximately 44% interest in the Multicare Companies, Inc. ("Multicare") which was accounted for using the equity method of accounting (the "Multicare Transaction"), (iii) Genesis's asset purchase of Multicare's outpatient and inpatient rehabilitation therapy business effective October 9, 1997, which was accounted for using the purchase method of accounting (the "Therapy Purchase"), (iv) Genesis' purchase of the outstanding capital stock and limited partnership interests of certain subsidiaries of Multicare engaged in the business of providing institutional pharmacy services to third parties (the "Pharmacy Purchase") effective January 1, 1998, which was accounted for using the purchase method of accounting and (v) Vitalink's merger with TeamCare, Inc. (the "TeamCare Acquisition") on February 1, 1997 which was accounted for using the purchase method.

The Genesis Pro Forma Adjustments in the unaudited pro forma condensed consolidated statement of operations for the twelve months ended September 30, 1997 and the nine months ended June 30, 1998 include the effect of the Multicare Transaction, the Therapy Purchase, and the Pharmacy Purchase as if they had occurred on October 1, 1996. The Vitalink Pro Forma Adjustments in the unaudited pro forma condensed consolidated statement of operations for the twelve months ended September 30, 1997 include the effect of the TeamCare Acquisition as if it had occurred on October 1, 1996. No pro forma adjustments related to the TeamCare Acquisition are included in the unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 1998 since the TeamCare Acquisition was included in Vitalink's operating results for the entire period.

The unaudited pro forma condensed consolidated balance sheet gives effect to the Merger (including the repayment of certain Vitalink indebtedness in connection with the Merger) as if the Merger had occured on June 30, 1998. No pro forma balance sheet information is presented relating to the Genesis and Vitalink transactions described in the preceding paragraph (other than the Merger) because the transactions were all consummated prior to June 30, 1998 and May 31, 1998, respectively, and are reflected in the historical balance sheets of Genesis and Vitalink, respectively.

The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes. No changes in operating revenues and expenses have been made to reflect the results of any modification to operations that might have been made had the Merger been consummated on the aforesaid assumed effective dates for purposes of the pro forma results. The unaudited pro forma financial information for the combined company and other acquisitions is provided for informational purposes only and does not purport to represent what Genesis's results of operations would actually have been had the transactions described above actually occurred at such dates or to project Genesis's results of operations or financial position at or for any future date or period. The unaudited pro forma financial information for the combined company has been prepared using the purchase method of accounting for the Merger, whereby merger consideration is allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values at the effective date of the transaction. Such allocations are based on studies and valuations which have not yet been completed. Accordingly, the allocations and estimated lives for the Merger in the unaudited pro forma financial information for the combined company are preliminary and subject to change.

The following unaudited pro forma financial information for the combined company should be read in conjunction with the historical financial statements of Genesis for its fiscal year ended September 30, 1997 and Vitalink for its fiscal year ended May 31, 1998, including the respective notes thereto, which are incorporated by reference in this Form 8-K.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED SEPTEMBER 30,1997
                 (In thousands, except share and per share data)


                                                                               Genesis
                                                               Genesis        Pro Forma               Vitalink      Transaction
                                                              Historical     Adjustments             Historical *   Adjustments
                                                             ------------   -------------            ------------   ------------
 Net revenues                                                $ 1,099,823     $   148,817  (8)(11)        352,923           -

 Expenses:
     Operating expenses                                          858,916          94,069     (11)        262,676        (3,373)  (5)
     Corporate, general and administrative                        41,039          16,000      (8)         32,229        (5,600)  (6)
     Special charge                                               15,000             -                     3,087           -
     Lease expense                                                28,587           1,356     (11)          6,205          (500)  (6)
     Depreciation and amortization                                41,946           3,585  (10)(11)        12,457         2,809   (1)
     Interest expense, net                                        39,103          35,358      (9)          2,776        26,941   (2)
                                                             ------------   -------------            ------------   ------------
         Total expenses                                        1,024,591         150,368                 319,430        20,277
                                                             ------------   -------------            ------------   ------------

         Income (loss) before income taxes,
              equity in loss of unconsolidated
               subsidiaries and extraordinary item                75,232          (1,551)                 33,493       (20,277)

 Income tax expense (benefit)                                     27,088            (558)     (7)         14,934        (8,311)  (7)
                                                             ------------   -------------            ------------   ------------

         Income (loss) before equity in loss of
              unconsolidated subsidiaries and
              extraordinary item                                  48,144            (993)                 18,559       (11,966)

 Equity in loss of unconsolidated subsidiaries                       -            (5,109)    (12)            -             -
                                                             ------------   -------------            ------------   ------------

 Income (loss) before extraordinary item                          48,144          (6,102)                 18,559       (11,966)

  Less:  preferred stock dividends                                   -               -                       -          17,525   (3)
                                                             ------------   -------------            ------------   ------------
 Income (loss) available to common shareholders
      before extraordinary item                              $    48,144          (6,102)                 18,559       (29,491)
                                                             ============   =============            ============   ============

  Per common share data:
     Basic:
         Income before extraordinary item (14)               $      1.39
         Weighted average shares of common stock
              and equivalents                                 34,558,000

     Diluted:
         Income before extraordinary item (14)               $      1.33
         Weighted average shares of common
                of common stock and equivalents               36,120,000


                                                                                    Vitalink             Pro Forma
                                                                   Pro Forma        Pro Forma            Combined
                                                                   Combined       Adjustments (13)      As Adjusted
                                                               ----------------   ----------------    ----------------
 Net revenues                                                        1,601,563            116,447           1,718,010

 Expenses:
     Operating expenses                                              1,212,288             88,382           1,300,670
     Corporate, general and administrative                              83,668             12,187              95,855
     Special charge                                                     18,087                -                18,087
     Lease expense                                                      35,648                -                35,648
     Depreciation and amortization                                      60,797              5,482              66,279
     Interest expense, net                                             104,178              2,700             106,878
                                                               ----------------   ----------------    ----------------
         Total expenses                                              1,514,666            108,751           1,623,417
                                                               ----------------   ----------------    ----------------

         Income (loss) before income taxes,
              equity in loss of unconsolidated
               subsidiaries and extraordinary item                      86,897              7,696              94,593

 Income tax expense (benefit)                                           33,153              4,013              37,166
                                                               ----------------   ----------------    ----------------

         Income (loss) before equity in loss of
              unconsolidated subsidiaries and
              extraordinary item                                        53,744              3,683              57,427

 Equity in loss of unconsolidated subsidiaries                          (5,109)               -                (5,109)
                                                               ----------------   ----------------    ----------------

 Income (loss) before extraordinary item                                48,635              3,683              52,318

  Less:  preferred stock dividends                                      17,525                -                17,525
                                                               ----------------   ----------------    ----------------
 Income (loss) available to common shareholders
      before extraordinary item                                         31,110              3,683              34,793
                                                               ================   ================    ================

  Per common share data:
     Basic:
         Income before extraordinary item (14)                  $         0.90                         $         1.01
         Weighted average shares of common stock
                and equivalents (4)                                 34,558,000                    (4)      34,558,000

     Diluted:
         Income before extraordinary item (14)                  $         0.86                         $         0.96
         Weighted average shares of common
                of common stock and equivalents                     36,120,000                    (4)      36,120,000

 *  Twelve months ended August 31, 1997.

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 1998
                 (In thousands, except share and per share data)

                                                                                        Genesis
                                                                     Genesis           Pro Forma                 Vitalink
                                                                    Historical        Adjustments               Historical *
                                                                 ---------------    ----------------          ----------------
Net revenues                                                      $     999,390      $       20,476  (8)(11)          381,099

Expenses:
      Operating expenses                                                774,539              17,932    (11)           288,454
      Corporate, general and administrative                              39,803                 -      (8)             38,237
      Lease expense                                                      23,008                 179    (11)               -
      Depreciation and amortization                                      37,985                 321  (10)(11)          14,586
      Interest expense, net                                              59,010               2,100    (9)              4,167
                                                                 ---------------    ----------------          ----------------
          Total expenses                                                934,345              20,532                   345,444
                                                                 ---------------    ----------------          ----------------

          Income (loss) before income taxes,
               equity in income (loss) of unconsolidated
                subsidiaries and extraordinary item                      65,045                 (56)                   35,655

Income tax expense (benefit)                                             23,741                 (21)   (7)             15,941
                                                                 ---------------    ----------------          ----------------

          Income (loss) before equity in income
               (loss) of unconsolidated subsidiaries
               and extraordinary item                                    41,304                 (35)                   19,714

Equity in income (loss) of unconsolidated subsidiary                      2,077                (365)   (12)               -
                                                                 ---------------    ----------------          ----------------

Income (loss) before extraordinary item                                  43,381                (400)                   19,714

  Less:  preferred stock dividends                                          -                   -                         -

Income (loss) available to common shareholders
                                                                 ---------------    ----------------          ----------------
      before extraordinary item (14)                              $      43,381                (400)                   19,714
                                                                 ===============    ================          ================

  Per common share data:
      Basic:
          Income before extraordinary item (14)                   $        1.24
          Weighted average shares of common stock                    35,107,983

      Diluted:
          Income before extraordinary item (14)                   $        1.22
          Weighted average shares of common stock
              and equivalents                                        35,701,210



                                                                   Transaction               Pro Forma
                                                                   Adjustments               Combined
                                                                 ---------------          ----------------
Net revenues                                                                -                   1,400,965

Expenses:
      Operating expenses                                                 (2,530)  (5)           1,078,395
      Corporate, general and administrative                              (4,200)  (6)              73,840
      Lease expense                                                        (375)  (6)              22,812
      Depreciation and amortization                                       2,107   (1)              54,999
      Interest expense, net                                              20,206   (2)              85,483
                                                                 ---------------          ----------------
          Total expenses                                                 15,208                 1,315,529
                                                                 ---------------          ----------------

          Income (loss) before income taxes,
               equity in income (loss) of unconsolidated
                subsidiaries and extraordinary item                     (15,208)                   85,436

Income tax expense (benefit)                                             (4,716)  (7)              34,945
                                                                 ---------------          ----------------

          Income (loss) before equity in income
               (loss) of unconsolidated subsidiaries
               and extraordinary item                                   (10,492)                   50,491

Equity in income (loss) of unconsolidated subsidiary                        -                       1,712
                                                                 ---------------          ----------------

Income (loss) before extraordinary item                                 (10,492)                   52,203

  Less:  preferred stock dividends                                       13,144   (3)              13,144

Income (loss) available to common shareholders
                                                                 ---------------          ----------------
      before extraordinary item (14)                                    (23,636)                   39,059
                                                                 ===============          ================

  Per common share data:
      Basic:
          Income before extraordinary item (14)                                            $         1.11
          Weighted average shares of common stock                                 (4)          35,107,983

      Diluted:
          Income before extraordinary item (14)                                            $         1.09
          Weighted average shares of common stock
              and equivalents                                                     (4)          35,701,210

     *  Nine months ended May 31, 1998.


See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
                           NOTES TO UNAUDITED PROFORMA
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in thousands, except share and per share data)



(1) Represents additional amortization relating to the goodwill and the estimated fair value of pharmacy services agreements with Manor Care recorded as a result of the merger, less amortization of pre-acquisition goodwill recorded by Vitalink:

                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Amortization of goodwill over 40 years                             $        13,887                10,415
               Amortization of the fair value of pharmacy services
                 agreements with Manor Care over 20 years                                   1,088                   816
                                                                                 -----------------     -----------------
                                                                                           14,975                11,231
               Less:  amortization of $342,560 of pre-acquisition
                 goodwill recorded by Vitalink over a remaining
                 useful life of 40 years and amortization and
                 depreciation of assets which have no future benefit                       12,166                 9,124
                                                                                 -----------------     -----------------
               Pro forma adjustment                                               $         2,809                 2,107
                                                                                 =================     =================


(2) The Closing Consideration and the repayment of certain amounts under the Vitalink credit facility were financed, in part, through borrowings under Genesis' revolving credit facility, resulting in additional net interest expense, and the amortization of related direct financing costs, as follows:


                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Interest expense - $383,811 borrowing under revolving
                 credit facility, 8.00%                                           $        30,705                23,029
               Amortization of direct financing costs over 10 years                           367                   275
                                                                                 -----------------     -----------------
                                                                                           31,072                23,304
               Less:  interest expense - $68,274 repayment
                 of Vitalink credit facility, 6.05%                                         4,131                 3,098
                                                                                 -----------------     -----------------
               Pro forma adjustment                                               $        26,941                20,206
                                                                                 =================     =================


(3) Represents the 5.9375% dividend on the $295,155 of Genesis Preferred Stock issued as part of the Closing Consideration.


                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
                                                                                  $        17,525                13,144
                                                                                 =================     =================


(4) Pro forma per share basic and diluted income before extraordinary item include the effect of the 5.9375% dividend on the Genesis Preferred Stock. The pro forma per share diluted income before extraordinary item does not assume the conversion of the Genesis Preferred Stock as the effect would be antidilutive.


(5) Genesis has identified certain operations of Vitalink for which it has a discrete and identifiable plan to implement. Additionally, under current pharmaceutical supply contracts, purchasing discounts on volume increases will be achieved.


                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Elimination of losses related to operations for which
                 Genesis has a discrete and identifiable plan                     $         1,273                   955
               Purchasing discounts on volume increases                                     2,100                 1,575
                                                                                 -----------------     -----------------
               Pro forma adjustment                                               $         3,373                 2,530
                                                                                 =================     =================

     Additionally, Genesis has identified duplicative positions and operations and the related costs which approximate $10,900 for the twelve months ended September 30, 1997 and $8,175 for the nine months ended June 30, 1998, and plans to eliminate these costs according to a transition plan within one year from the Merger date.

(6) As a result of the Merger, certain duplicative corporate and administrative overhead functions related to the prior ownership structure will be merged and duplicative positions will be eliminated. Genesis has identified duplicative physical locations which will be merged into existing Genesis administrative locations.


                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Personnel reductions in corporate and administrative
                 staff to eliminate duplicative positions                         $         3,100                 2,325
               Other administrative costs including legal and accounting
                 fees and office expense                                                    2,500                 1,875
                                                                                 -----------------     -----------------
                                                                                  $         5,600                 4,200
                                                                                 =================     =================

               Lease expense                                                      $           500                   375
                                                                                 =================     =================

(7) Represents income tax benefit, excluding non-deductible amortization, at 36%.


(8) As a result of the management contract with Multicare, certain corporate employees of Multicare are employed by Genesis. The management fee charged by Genesis is reflected as an adjustment to net revenues.

                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Total corporate, general and administrative
                 expense                                                          $        16,000                   -
                                                                                 =================     =================

               Management fee revenues                                            $        38,186                   -
                                                                                 =================     =================

(9) Interest expense has been adjusted to reflect the indebtedness incurred in connection with the investment in Multicare, the Pharmacy Purchase and the Therapy Purchase. The estimated average interest rate for the indebtedness incurred is approximately 8.3%.


                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Interest expense, net                                              $        35,358                 2,100
                                                                                 =================     =================

(10) In connection with the Therapy Purchase and the Pharmacy Purchase, depreciation and amortization have been increased by the amortization of goodwill and depreciation resulting from the allocation of purchase price. The Therapy Purchase and Pharmacy Purchase have preliminarily resulted in additional goodwill of approximately $47,000 which is amortized over lives ranging from 20 to 40 years.


                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Depreciation and amortization                                      $         1,675                   321
                                                                                 =================     =================

(11) Represents the consolidation of the operating results relating to the Therapy Purchase and the Pharmacy Purchase.

                                                                                   Twelve Months          Nine Months
                                                                                       Ended                 Ended
                                                                                   September 30,            June 30,
                                                                                       1997                  1998
                                                                                 -----------------     -----------------
               Revenues, net                                                      $       110,631       $        20,476
               Operating expenses                                                          94,069                17,932
               Depreciation and amortization                                                1,910                   -
               Lease expense                                                                1,356                   179


(12) Represents Genesis' 43.6% share of the pro forma Multicare net loss from continuing operations.


(13) The Vitalink Pro Forma Adjustments give effect to Vitalink's merger with TeamCare, Inc. ("TeamCare"), an institutional pharmacy business. The merger was accounted for using the purchase method of accounting with an effective date of February 1, 1997, and accordingly, the historical results of TeamCare from September 1, 1996 through January 31, 1997 are presented below with related pro forma adjustments:

     The pro forma adjustments represent the amortization of (a) approximately $216,500 of the excess of purchase price over the estimated fair value of net assets acquired and (b) the amortization of approximately $11,400 representing the estimated fair value of pharmaceutical supply agreements based on the straight-line method over 40 and 6 years, respectively.

                                                                                                            Vitalink
                                                              TeamCare               Pro Forma             Pro Forma
                                                              Historical            Adjustments           Adjustments
                                                           -----------------     -----------------     -----------------
     Net revenues                                           $       116,447                   -         $       116,447

     Expenses:
         Operating expenses                                          88,382                   -                  88,382
         Corporate, general and administrative                       12,187                   -                  12,187
         Depreciation and amortization                                2,437                 3,045                 5,482
         Interest expense, net                                        2,700                   -                   2,700
                                                           -----------------     -----------------     -----------------
             Total expenses                                         105,706                 3,045               108,751
                                                           -----------------     -----------------     -----------------

         Income (loss) before income taxes                           10,741                (3,045)                7,696
                                                           -----------------     -----------------     -----------------

     Income tax expense                                               4,013                   -                   4,013

                                                           -----------------     -----------------     -----------------
     Income (loss) from continuing operations               $         6,728                (3,045)      $         3,683
                                                           =================     =================     =================


(14) Before the effect of extraordinary losses, net of tax, of $553 and $1,924 related to the early retirement of debt for the twelve months ended September 30, 1997 and the nine months ended June 30, 1998, respectively.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998
                                 (In thousands)

                                                        Genesis            Vitalink           Pro Forma              Pro Forma
                                                      Historical        Historical (1)       Adjustments             Combined
                                                   -----------------  ------------------  -----------------     --------------------
 Current assets                                      $     473,166             141,565                --                  614,731
 Property and equipment, net                               582,892              25,490            (12,025) (2)            596,357
 Goodwill and other intangibles, net                       418,760             342,560            212,917  (3)            999,661
                                                                                                    3,669  (4)
                                                                                                   21,755  (5)
 Other assets                                              517,336              24,342                --                  541,678


                                                   -----------------  ------------------  -----------------     --------------------
 Total assets                                        $   1,992,154             533,957            226,316               2,752,427
                                                   =================  ==================  =================     ====================


 Current liabilities                                 $     182,015              44,539                --                  226,554
 Long term debt, excluding current maturities            1,089,460              74,317            (68,274) (6)          1,479,314
                                                                                                  383,811  (7)
 Deferred taxes                                             51,276              20,273              8,920  (9)             80,469
 Other liabilities                                          23,148               1,532                --                   24,680
 Shareholders' equity                                      646,255             393,296            (98,141) (8)            941,410

                                                   -----------------  ------------------  -----------------     --------------------
 Total liabilities and shareholders' equity          $   1,992,154             533,957            226,316               2,752,427
                                                   =================  ==================  =================     ====================


See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance
Sheet

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
                           NOTES TO UNAUDITED PROFORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                 (in thousands, except share and per share data)


    (1) As of May 31, 1998, the end of Vitalink's fiscal year.

    (2) Represents adjustment to record acquired fixed assets at fair market value.

    (3) Represents the excess of the Closing Consideration, including direct costs of the Merger, over the fair values of the net assets acquired. The Closing Consideration is based on an offer price of $22.50 per share of the 26,235,973 outstanding shares of Vitalink's Common Stock, and the payment of $8,000 to settle the outstanding common stock options of Vitalink and $2,383 in payments to Vitalink officers for non-compete agreements.


            Closing Consideration for Vitalink (including option payment of $8,000
                 and non-compete agreement payments of $2,383)                                                        $  600,692
            Direct costs of acquisition                                                                                    6,331
                                                                                                                      ----------
                                                                                                                         607,023
            Add:  To record fixed assets acquired at fair market value                                                    12,025
            Add:  Effect of deferred income taxes related to pharmacy services agreements                                  8,920
            Less: Stockholders' equity of Vitalink, net of existing goodwill of $342,560                                 (50,736)
            Less: Estimated fair value of pharmacy services agreements with Manor Care                                   (21,755)
                                                                                                                      ----------
                                                                                                                         555,477
            Less:  Existing Vitalink goodwill                                                                            342,560
                                                                                                                      ----------
                                                                                                                      $  212,917
                                                                                                                      ==========

    (4) Represents direct financing costs in connection with the borrowing of available amounts under Genesis's revolving credit facility at an assumed interest rate of 8.00%.


    (5) Represents the estimated fair value of Vitalink's pharmacy services agreement with Manor Care.


    (6) Represents the repayment of borrowings under Vitalink's five-year $200 million revolving credit facility which expires February 12, 2002.


    (7) Represents the borrowing of available amounts under Genesis' revolving credit facility at an assumed interest rate of 8.00% to finance, in part, the Closing Consideration and the repayment of borrowings under Vitalink's revolving credit facility.

            Borrowings under revolving credit facility                                                                $  383,811
                                                                                                                      ==========


    (8) Represents the issuance of $295,155 of convertible preferred stock to finance a portion of the Closing Consideration and the elimination of Vitalink's shareholders' equity.


    (9) Represents deferred income taxes related to pharmacy services agreements.

         (c)   Exhibits.

               The following exhibits are being filed as part of this report:


               Number          Title
               ------          -----

               2.1** Agreement and Plan of Merger, as amended, dated as of April 26, 1998 by and among Vitalink Pharmacy Services, Inc., V Acquisition Corporation and Genesis Health Ventures, Inc.

               23.1***         Consent of Independent Public Accountants


         * Incorporated by reference from the Vitalink's Form 10-K filed on August 31, 1998.

         **    Incorporated by reference from the Company's Form S-4/A
               Registration

               Statement (File No. 333-58221).

          ***  Previously filed with the Company's Form 8-K dated
               September 10, 1998.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENESIS HEALTH VENTURES, INC.


                                      /s/ James V. McKeon
                                      ----------------------------
                                      James V. McKeon
                                      Vice President and Corporate Controller


Date: November 13, 1998